Noncontrolling Interests and Redeemable Noncontrolling Interests	12 Months Ended
Dec. 31, 2021
Noncontrolling Interests and Redeemable Noncontrolling Interests
Noncontrolling Interests and Redeemable Noncontrolling Interests
19.	Noncontrolling Interests and Redeemable Noncontrolling Interests

Cloud Music

In 2018 and 2019, Cloud Music issued preferred shares (“Cloud Music Preferred Shares”) to certain investors for an aggregated cash consideration of US$716.3 million and US$711.6 million, respectively.

In 2020, pursuant to the agreements entered between one of the redeemable noncontrolling interest and Cloud Music, Cloud Music repurchased this redeemable noncontrolling interest at a cash consideration of US$66.3 million. The Group accounted for the repurchase as an equity transaction, no gains or losses were recognized from the repurchase. The excess of the consideration transferred over the carrying amount of the redeemable noncontrolling interests surrendered, amounting to RMB207.0 million was recognized as a deemed dividend to preferred shareholders, among which RMB204.7 million attributable to the Company’s shareholders also reduces the numerator for EPS calculation.

The Cloud Music Preferred Shares were entitled to certain preferences and privileges with respect to redemption. The Group determined that the preferred shares should be classified as redeemable noncontrolling interests since they are contingently redeemable upon the occurrence of a conditional event or a deemed redemption event, which is not solely within the control of the Group. The redemption price equals to the net initial investment amount plus annual interests, if any. Upon completion of the IPO of Cloud Music in December 2021, all Cloud Music Preferred Shares held by external preferred shareholders were automatically re-designated and converted on a one-for-one basis into ordinary shares of Cloud Music.

Youdao

In April 2018, Youdao issued equity interests with preferential rights (“Youdao Preferred Shares”) to two investors for a total cash consideration of US$70.0 million. The Group determined that the equity interests with preferential rights should be classified as redeemable noncontrolling interest since they are contingently redeemable upon the occurrence of a conditional event, which is not solely within the control of the Company. The redemption price equals to the net initial investment amount plus annual interests. Upon completion of the IPO of Youdao in October 2019, all Youdao Preferred Shares held by external preferred shareholders were automatically re-designated and converted on a one-for-one basis into Class A ordinary shares of Youdao.

Each issuance of the preferred shares is recognized at the respective issue price at the date of issuance net of issuance costs. The Group records accretions on the redeemable noncontrolling interest to the redemption value from the issuance dates to the earliest redemption dates if redemption is probable. The accretions using the effective interest method, are recorded as deemed dividends to preferred shareholders, which reduces retained earnings and equity classified noncontrolling interests, and earnings available to common shareholders in calculating basic and diluted earnings per share.